Press Release

                       Dialysis Corporation of America
                                   Reports
                        Second Quarter 2009 Results

Linthicum, Maryland, Wednesday, August 5, 2009 - Dialysis Corporation of America (NASDAQ-DCAI) announced its financial results for the second quarter of 2009.

     * Quarter end patient census was approximately 2,100.
     * Quarterly Results included:
          o Operating revenues were $24.7 million compared to $20.8 million for the same period last year, a 19% increase.
          o Operating income was $1.7 million compared to $1.1 million for the same period last year.
          o Net income was $709,000 or $0.07 per basic and diluted share compared to $663,000 or $0.07 per basic and diluted share for the same period last year.
     * Results for the first half of 2009 included:
          o Operating revenues were $48.2 million compared to $41.3 million for the same period last year, a 17% increase.
          o Operating income was $2.5 million compared to $2.5 million for the same period last year.
          o Net income was $0.9 million or $0.09 per basic and diluted share compared to $1.1 million or $0.12 per basic and diluted share for the same period last year.

Stephen Everett, President and Chief Executive Officer, commented, "Our second quarter results were in line with internal expectations and, given the challenges in today's economic environment, the year over year quarterly comparisons are very solid. The construction of our two new centers in Ohio remains on track while we continue to work with physicians in various areas to expand our footprint in the states we currently operate, in, as well as several new ones. Lastly, it should be noted that the deployment of our new clinical information system is on schedule with roughly one third of our centers currently up and running on the new system."

Financial results for the period included:

     * Pre-tax costs associated with opening new centers were $133,000 for the second quarter of 2009 compared to $62,000 for the same period last year, and $194,000 for the first half of 2009 compared to $238,000 for the same period last year.
     * Non-cash stock compensation expense was $62,000 for the second quarter of 2009 compared to $81,000 for the same period last year, and $147,000 for the first half of 2009 compared to $156,000 for the same period last year.

Dialysis Corporation of America will be hosting a conference call in conjunction with its earnings release for the second quarter of 2009. The conference call will be held on Thursday, August 6, 2009 at 10:00 a.m. EDT. The call is accessible either by dialing 1-866-244-4576 (enter attendee code:
1382169), or through simulcast on the internet at http://www.startconference.com, using conference ID 2135668. Participants may be asked to provide the title of the conference call, which is "Dialysis Corporation of America Second Quarter Earnings." A replay of the conference call will be available on the company's website, www.dialysiscorporation.com, for a period of thirty days following the conference call.

Dialysis Corporation of America owns and operates freestanding kidney hemodialysis centers located in Georgia, Maryland, New Jersey, Ohio, Pennsylvania, South Carolina, and Virginia, and provides in-hospital dialysis services on a contract basis to certain hospitals located in the those states. The company provides patients with their choice of a full range of quality in-center, acute or at-home hemodialysis services.

This release contains forward-looking statements that are subject to risks and uncertainties that could affect the business and prospects of the company and cause actual results and plans to differ materially from those anticipated. Those factors include, but are not limited to, increases in interest rates, the possible need for and availability of additional financing, the company satisfying the covenants and conditions of its credit facility, certain delays beyond the company's control with respect to future business events, the highly competitive environment in the establishment and operation of dialysis centers, the ability to develop or acquire additional dialysis facilities, whether patient bases of the company's dialysis facilities can mature to provide profitability, the extensive regulation of dialysis operations, government rate determination for Medicare reimbursement, pricing pressure from private payors, and other risks detailed in the company's filings with the SEC, particularly as described in the company's annual report on Form 10-K for the fiscal year ended December 31, 2008. The historical results contained in this press release are not necessarily indicative of future performance of the company.

Other Dialysis Corporation of America press releases, corporate profile, corporate governance materials, quarterly and current reports, and other filings with the Securities and Exchange Commission are available on Dialysis Corporation of America's internet home page: http://www.dialysiscorporation.com.

CONTACT: For additional information, you may contact Dialysis Corporation of America, 1302 Concourse Drive, Suite 204, Linthicum, MD 21090; Telephone Number (410) 694-0500; Attention: Investor Relations.

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

              DIALYSIS CORPORATION OF AMERICA AND SUBSIDIARIES
                     CONSOLIDATED STATEMENTS OF INCOME
                               (unaudited)

                                           Three Months Ended            Six Months Ended
                                                  June 30,                   June 30,
                                          ------------------------    ------------------------
                                             2009          2008         2009          2008
Operating revenues:
   Sales:
   Medical services revenue               $   24,461    $   20,519    $   47,629    $   40,714
   Product sales                                 252           317           541           607
                                          ----------    ----------    ----------    ----------
          Total sales revenues                24,713        20,836        48,170        41,321
                                          ----------    ----------    ----------    ----------

Operating costs and expenses:
   Cost of sales revenues:
     Cost of medical services                 15,093        12,662        29,524        25,020
     Cost of product sales                       155           173           315           334
                                          ----------    ----------    ----------    ----------
          Total cost of sales revenues        15,248        12,835        29,839        25,354
   Selling, general and administrative
        expenses:
     Corporate                                 2,896         2,447         5,886         4,835
     Facility                                  3,478         2,999         7,079         6,081
                                          ----------    ----------    ----------    ----------
          Total                                6,374         5,446        12,965        10,916
   Stock compensation expense                     62            81           147           156
   Depreciation and amortization                 756           680         1,482         1,342
   Provision for doubtful accounts               543           649         1,214         1,079
                                          ----------    ----------    ----------    ----------
                                              22,983        19,691        45,647        38,847
                                          ----------    ----------    ----------    ----------

Operating income                               1,730         1,145         2,523         2,474
Other (expense) income, net                      (11)           13           (25)          (29)
                                          ----------    ----------    ----------    ----------
Income before income taxes                     1,719         1,158         2,498         2,445
Income tax provision                             658           305           900           685
                                          ----------    ----------    ----------    ----------
Net income                                     1,061           853         1,598         1,760
Less:     net income attributable to
           noncontrolling interests              352           190           710           648
                                          ----------    ----------    ----------    ----------
          Net income attributable to
                   the company            $      709    $      663    $      888    $    1,112
                                          ==========    ==========    ==========    ==========

Earnings per share:
  Basic                                       $.07          $.07          $.09          $.12
                                              ====          ====          ====          ====
  Diluted                                     $.07          $.07          $.09          $.12
                                              ====          ====          ====          ====

Weighted average shares outstanding:
  Basic                                    9,596,664     9,579,766     9,593,792     9,579,931
                                           =========     =========     =========     =========
  Diluted                                  9,617,231     9,613,663     9,612,175     9,614,819
                                           =========     =========     =========     =========

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

              DIALYSIS CORPORATION OF AMERICA AND SUBSIDIARIES
                         CONSOLIDATED BALANCE SHEETS
                           (dollars in thousands)

                                                                      June 30,    December 31,
                                                                        2009          2008
                                                                      --------      ---------
                                                                     (unaudited)
Assets
Current assets:
  Cash and cash equivalents                                           $  5,365      $  6,543
  Accounts receivable, net                                              21,368        21,494
  Inventories, net                                                       2,598         2,919
  Deferred income tax asset                                              1,185         1,185
  Other current assets                                                   1,828         2,978
                                                                      --------      --------
          Total current assets                                          32,344        35,119
                                                                      --------      --------

Property and equipment                                                  33,277        32,987
Less:  accumulated depreciation and amortization                        15,150        14,452
                                                                      --------      --------
                                                                        18,127        18,535
                                                                      --------      --------

Goodwill                                                                16,492        16,492
Other assets                                                               880           933
                                                                      --------      --------
          Total other assets                                            17,372        17,425
                                                                      --------      --------
                                                                      $ 67,843      $ 71,079
                                                                      ========      ========

Liabilities and Stockholders' Equity
Current liabilities:
  Accounts payable and accrued expenses                               $ 14,607      $ 14,717
  Income taxes payable                                                     109            61
  Current portion of long-term debt                                         77            74
                                                                      --------      --------
          Total current liabilities                                     14,793        14,852

Deferred income taxes                                                    1,275         1,275
Long-term debt, less current portion                                    10,235        14,276
                                                                      --------      --------
          Total liabilities                                             26,303        30,403
                                                                      --------      --------

Commitments and Contingencies

Equity:
  Common stock                                                              96            96
  Additional paid-in capital                                            16,168        16,001
  Retained earnings                                                     20,055        19,167
  Treasury stock at cost                                                   (14)          ---
                                                                      --------      --------
          Total company stockholders' equity                            36,305        35,264
  Noncontrolling interests                                               5,235         5,412
                                                                      --------      --------
          Total equity                                                  41,540        40,676
                                                                      --------      --------
                                                                      $ 67,843      $ 71,079
                                                                      ========      ========

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

              DIALYSIS CORPORATION OF AMERICA AND SUBSIDIARIES

                       SUPPLEMENTAL OPERATING DATA
                               (Unaudited)


                                                     Three Months Ended June 30, Period-to-Period
                                                     --------------------------      Change %
                                                         2009          2008          --------
                                                         ----          ----
Operating data:
Treatments                                              73,927        68,021           8.7%
Patient revenue per treatment                           $330.88       $301.66          9.7%
Same center growth data:
  Same center treatment growth                            1%            5%
  Same center revenue per treatment change                11%          (1)%
  Same center patient revenue growth                      12%           4%


                                                      Six Months Ended June 30, Period-to-Period
                                                     --------------------------      Change %
                                                         2009          2008          --------
                                                         ----          ----
Operating data:
Treatments                                              145,417       133,342          9.1%
Patient revenue per treatment                           $327.54       $305.34          7.3%
Same center growth data:
  Same center treatment growth                            2%            6%
  Same center revenue per treatment change                9%            2%
  Same center patient revenue growth                      11%           8%

                                                      2nd Quarter   1st Quarter
                                                          2009         2009
                                                          ----         ----
Key clinical metrics:
  Treatment adequacy (% of pts with Kt/V
     greater than 1.2)                                  98%           97%
  Anemia management (% of pts with Hgb
     greater than 11)                                   81%           81%
  Venous access (% of pts with AVF)                     60%           57%

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